October 2018 Corporate Presentation Exhibit 99.1

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “forecast” and similar terms. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings made with the Securities and Exchange Commission from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe harbor statement

OUR VISION To build the leading endocrine company that consistently pioneers new therapeutics to help patients better control their disease and improve their daily lives

Focused on developing oral nonpeptide therapeutics for rare endocrine diseases and related tumors Targeting peptide G-protein coupled receptors (GPCRs) with validated biomarkers Unlocking new targets with high therapeutic potential Lead product candidate: CRN00808 Potential first-in-class oral, nonpeptide, selective, somatostatin receptor type 2 (sst2) biased agonist designed to treat acromegaly Potent suppression of the growth hormone (GH) axis observed in Phase 1 trial Observed tolerability and AE profile consistent with approved somatostatin agonists U.S. IND in effect Pipeline of novel therapeutics addressing diseases with capital efficient approval paths Neuroendocrine tumors (NETs) Hyperinsulinemia Cushing’s disease Product candidate pipeline addresses multi-billion aggregate market with high unmet need Injected somatostatin peptide drugs to treat predominantly acromegaly and neuroendocrine tumors generated sales of ~$2.7 billion in 2017 Additional disease targets provide significant further upside Retain global rights to commercialize our product candidates and have no licensing obligations Strong management team with key leadership roles in the development of Orlissa and Ingrezza at Neurocrine Biosciences Successful July 2018 IPO IPO net proceeds of $106.4 million Investment highlights `

Experienced leadership team Scott Struthers, PhD CEO, Founder & Director Frank Zhu, PhD VP of Chemistry & Founder Ajay Madan, PhD VP of Development Steve Betz, PhD VP of Biology & Founder Marc Wilson CFO Alan Krasner, MD CMO We have a long history of successfully discovering and developing important new therapeutics

Significant opportunities across multiple rare endocrine diseases and endocrine-related tumors

Endocrine pathways function to maintain **homeostasis** and commonly use **peptide hormones acting through GPCRs** to regulate many aspects of physiology including growth, energy, metabolism, gastrointestinal function and stress responses

Opportunities in the endocrine space

Endocrine system:

- ***Pituitary gland***
- ***Enteroendocrine cells***
- *Hypothalamus*
- *Pineal gland*
- *Parathyroid glands*
- *Thyroid gland*
- *Thymus*
- ***Adrenal glands***
- *Kidneys*
- ***Pancreas***
- *Liver*
- *Placenta*
- *Ovaries (in female)*
- *Testes (in male)*



Multiple indications:

- ***Acromegaly***
- ***Neuroendocrine tumors***
- *Non-funct. pituitary adenomas*
- *GH deficiency*
- *Androgen deficiency*
- *Grave's disease*
- *Hyperparathyroidism*
- ***Cushing's disease***
- *Adrenal hyperplasia*
- ***Hyperinsulinemia***
- *Insulinoma*
- *Thyroid cancer*
- *Hypoparathyroidism*
- *Diabetes*
- *Prostate cancer*
- *Endometriosis*
- *Adrenal cancer*
- *Breast cancer*
- *Infertility*

Our indication criteria:

- ✓ High unmet need
- ✓ Established biology
- ✓ Biomarker endpoints
- ✓ POC in Phase 1
- ✓ Small registration trials

Our focus:

- ✓ Oral nonpeptide drug candidates that target peptide GPCRs
- ✓ Ability to generate small molecules that can replicate the complex interactions between peptides and their cognate GPCRs
- ✓ Overcome the formulation challenges and injection inconvenience of peptide drugs

Our discovery capabilities:

- ✓ Significant experience influencing the dynamic behaviors of GPCRs
- ✓ Developed a number of proprietary methods, techniques and tools to evaluate newly synthesized molecules
- ✓ Specifically tailor a product candidate to be highly optimized for its interaction with its specific GPCR target
- ✓ Iterative strategy where compounds are designed and rapidly characterized for pharmacologic and pharmaceutical properties

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Our approach: Tailor ligands to regulate dynamic GPCR behaviors and ultimately improve patient outcomes


Agonist
k_{on}
k_{off}
GPCR
β
γ
Gα
GTP
AC
Plasma Membrane
βArrestin
O_4P
cAMP
IP3
Primary
Signaling
GRK
Alternative
Signaling
Receptor down regulation
Receptor degradation
Receptor recycling

Ligand binding kinetics conformational changes	*Receptor signaling*	*Receptor trafficking*

Our understanding of the complex GPCR signaling pathways enables us to develop oral, small molecule, product candidates that modulate GPCR dynamic behaviors

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The somatostatin receptor family of peptide GPCRs

Overview of somatostatin (sst) receptors

The peptide hormone somatostatin is produced by a variety of cell types and has pleiotropic effects throughout the body, many of which are related to the ***inhibition of secretion of other hormones or neurotransmitters***

The effect of somatostatin are mediated by ***five different receptor proteins (sst1-sst5)***, each of which is expressed in different subsets of tissues sst2 is the most widely expressed subtype in NETs and is the dominant receptor by which GH secretion is suppressed in the pituitary

The ***sst5 receptor*** is expressed by pancreatic islet cells where its activation ***potently inhibits insulin secretion***


ECL2
TM2
TM7
TM5
TM4
TM1
TM3

Somatostatin agonism is a well-established, commercially validated mechanism

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PROGRAM DISCOVERY PRECLIN PHASE 1 PHASE 2 PHASE 3 CRN00808 (Oral sst2 Agonist) Acromegaly CRN01941 (Oral sst2 Agonist) Neuroendocrine Tumors (NETs) CRN02481 Oral sst5 Agonist Hyperinsulinemia Oral ACTH Antagonist Cushing’s Disease Pipeline: Potential to build a rare disease franchise in endocrinology All product candidates: discovered and developed internally, composition of matter for CRN00808 through 2037, global rights without licensing obligations

CRN00808 for the treatment of acromegaly

Established commercial opportunity for injectable somatostatin peptides despite significant limitations



2017: ~$2.7 billion in global sales[1]
Somatuline®
(lanreotide)
$830M
IPSEN
Innovation for patient care
(Ipsen #1 drug)
Sandostatin®
(octreotide)
$1.6B
NOVARTIS
(Novartis #6 drug)
Signifor®
(pasireotide)
$210M
NOVARTIS

Limitations of current somatostatin peptide analogs

- ***Painful*** intramuscular/deep sc injections every month (octreotide, lanreotide)
  - Hardness, bruising and swelling at injection site
- ***Inconvenient*** / frequent physician office visits
  - Complex reconstitution of depot dosing regimens and prone to error
- Limited efficacy – ***only half of patients are fully controlled*** (reduce excess GH secretion and normalize IGF-1 levels) throughout the treatment period
- A majority of ***patients experience increased glucose levels*** within the first 2-3 weeks of treatment with pasireotide

CRN00808 pioneers a new class of oral selective non-peptide sst2 biased agonists

Crinetics Pharmaceuticals

Sources: Company earnings and equity research analyst reports
[1] Includes acromegaly, neuroendocrine tumors and other uses

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Acromegaly: disease overview and treatment paradigm

~25,000 people in the U.S. suffer from acromegaly

► **Acromegaly** is caused by a benign pituitary tumor



Increased GH results in ***excess downstream secretion of IGF-1*** from the liver

GH and IGF-1 promote tissue growth and other metabolic effects

Perspiration, Joint pain, Severe headache, Swelling

Changed facial features, Prognathism, Enlarged hands, Carpal tunnel, Arthritis

Hypertension, Hepatomegaly, Impaired glucose, Thyroid hypertrophy

Uncontrolled acromegaly is debilitating and increases the risk of early death

Current treatment options for patients

1 ***Surgical resection*** of tumor for eligible patients


Brain
Cancer
Pituitary gland
Sphenoid bone
Sphenoid sinus
Endoscope
Curette

40-60% of acromegaly patients are candidates for chronic pharmacological intervention

2 ***Somatostatin analog***


lanreotide
octreotide

Not controlled

3 ***Dopamine Agonist***
GH Receptor Antagonist
+/- Somatostatin Analog

Controlled

Controlled

Estimated 10-15K acromegaly patients in the U.S. on life long therapy

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CRN00808 – Target product candidate profile A new class of oral selective nonpeptide sst2 biased agonist designed for the treatment of acromegaly First agent in its class with reported clinical results Orally bioavailable nonpeptide (small molecule) Lack of injections/pain Administration at home Rapid dose optimization Consistent exposure over time Lower COGS and admin costs Long half life (42-50 hrs) Once daily dosing Reduced desensitization Potential improved responder rates Selectivity for sst2 Glucose control (avoid sst5 mediated hyperglycemia) CHARACTERISTICS PRIMARY BENEFITS PRODUCT CANDIDATE TAILORED TO DELIVER KEY BENEFITS

CRN00808 is a potent and selective nonpeptide sst2 agonist... sst2 EC50 = 0.3 nM sst4 sst3 sst1 sst5 In vitro selectivity profile at all five somatostatin receptor subtypes for CRN00808 AGONIST Human EC50 (nM) sst2 sst1 sst3 sst4 sst5 CRN00808 0.25 >10000 3300 1100 >10000 lanreotide 0.10 1900 200 820 19 octreotide 0.061 > 10000 7.9 470 2.1 pasireotide 0.59 23 0.78 6300 0.076 native SS14 0.14 0.83 0.17 0.21 0.065 Potency was measured by inhibition of cAMP in cells stably expressing the indicated human receptor In vitro selectivity profile at all five somatostatin receptor subtypes for CRN00808 and SSA peptides CRN00808’s potency for sst2 is 4,000 times greater than for other subtypes

…designed with Gi bias to reduce internalization and desensitization of sst2 sst2 Activity sst2 Internalization sst2 Activity sst2 Internalization Gi Bias Dose response curves are shown from individual representative experiments. All points are the mean ± standard error of either triplicate or quadruplicate readings. White circles are from a cAMP assay measuring sst2 activation. Filled circles are from an internalization assay measuring the amount of cell surface receptors. In vitro studies have shown CRN00808 was 75 times more potent for cAMP inhibition than receptor internalization

Phase 1 SAD arm: PK/PD analysis

Suppression of GHRH stimulated GH secretion by 10 mg of CRN00808


Predose
(day -1)
+ 10 mg CRN00808
(day 1)
Plasma [CRN00808]
Serum [GH]
GHRH
(50 µg)
GHRH
(50 µg)
Serum [GH]
GH (mU/L)
Plasma [CRN00808] ng/mL
Time (post dose) h
Time (post dose) h

Dose response of GH suppression


% Stimulated GH Suppression
Pbo
1.25
2.5
5.0
10
20
CRN00808 Dose, mg

Comparison of oral solution vs. first-generation capsule


$t_{1/2}$ = 42-50 hr
oral solution
1st generation capsule
Plasma [CRN00808] ng/mL
Time (post dose) h

PK/PD analysis of the single-ascending dose arm. Top chart: Suppression of GHRH stimulated GH by 10 mg of CRN00808 administered as an oral solution on day 1 (filled circles, right), compared to day -1 (open circles, left). The plasma exposure of CRN00808 is shown in black squares. Lower left chart: Dose response of GH suppression of CRN00808 (data excludes an outlier in the 1.25 mg cohort which was likely related to variability in method of GHRH administration. The methodology was corrected for cohorts 2.5 mg and higher). Lower right chart: Comparison of CRN00808 plasma exposure following oral administration of 10 mg CRN00808 as an oral solution (black squares) and as a first-generation capsule (white squares). h = hour, Pbo=placebo. All data are mean ± standard error. When the capsule was administered with a standardized high fat meal, plasma AUC was reduced by approximately 83% (data not shown).

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Phase 1 MAD arm: PK/PD analysis

Time-course of plasma CRN00808 trough and IGF-1 concentrations



CRN00808 (10 mg/day)
Trough [CRN00808]
IGF-1
% IGF-1 change from baselin
Trough Plasma [CRN00808] ng/mL
Day

Dose response of IGF-1 suppression



% IGF-1 change from baseline
Pbo
5 mg
10 mg
20 mg
30 mg
CRN00808 Dose

Plasma concentration on the last day of dosing



$t_{1/2}$ = 42-50 hr
30 mg
20 mg
10 mg
5 mg
Plasma [CRN00808] ng/mL
Time (after last dose) h

PK/PD analysis of the multiple-ascending dose arm. Left chart: Time-course of plasma CRN00808 trough concentrations (black squares) and IGF-1 concentrations (green squares) in the 10 mg MAD cohort. Middle chart: Dose response of IGF-1 suppression on last day of dosing for MAD cohorts compared to placebo (Pbo). All data are mean ± standard error. Right chart: Plasma concentration of CRN00808 on last day of dosing. 30 mg (black circles), 20 mg (white circles), 10 mg (black squares), 5 mg (white squares).

10 mg selected as the initial dose in Phase 2 trials

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CRN00808: Conclusions from Phase 1 Potent suppression of GH axis in Phase 1 provided clinical POC Clear exposure response relationship observed for GH suppression Maximum GH and IGF-1 suppression observed with 10 mg dose Pharmacokinetics data suggest suitability for once daily oral administration CRN00808 was well absorbed in fasted subjects with low variability between subjects Exposure reduced when first generation capsule taken with food Half-life (42-50 hr) consistent with once daily dosing No CYP inhibition observed: No change in midazolam exposure with co-administration Safety Tolerability and AE profile was generally consistent with approved peptide somatostatin analogs (abdominal pain, flatulence, abdominal distension, and diarrhea in approximately ~30% of subjects and mild elevations of pancreatic enzymes in approximately ~10% of subjects) Additional adverse events included: headache, dizziness and cardiac rhythm abnormalities (including NSVT). One serious adverse event of moderate NSVT was observed following a single 1.25 mg dose and was considered unlikely to be related to CRN00808. These AEs were not dose dependent and also observed in placebo subjects and/or prior to dosing. Supports starting dose of 10 mg/day in planned Phase 2 acromegaly trials

CRN00808: Planned Acromegaly Phase 2 Trials: EVOLVE ACROBAT EVOLVE Study: Evaluation of CRN00808 vs placebo in patients controlled on injected SSA monotherapy WEEK -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 SSA Responders (n=36)  Depot Last Dose PLACEBO ACTIVE WASHOUT AND RESUME ORIGINAL TREATMENT Start with 10 mg CRN00808, titrate up if IGF-1 values are above target. No up-titration after Week 7. CRN00808 TREATMENT SCREENING FOLLOW-UP T T Randomized Withdrawal Titrate up if two consecutive IGF-1 values are above ULN. T Switch to CRN00808 Entry Criteria: IGF ≤ ULN on SSA depot monotherapy (octreotide LAR or lanreotide) 1° Endpoint (Responders vs Placebo)

CRN00808: Planned Acromegaly Phase 2 Trials: EDGE ACROBAT EDGE Study: Exploration of CRN00808 in patients inadequately controlled on injected SSA monotherapy WEEK -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Partial Responders (n=45)  Depot Last Dose WASHOUT AND RESUME ORIGINAL TREATMENT Start with 10 mg CRN00808, titrate up if IGF-1 values are above target. No up-titration after week 10. T T T CRN00808 TREATMENT SCREENING FOLLOW-UP Titrate up if two consecutive IGF-1 values are above ULN. T Withdraw secondary agents (cabergoline) Switch to CRN00808 Entry Criteria: Partial responders on SSA monotherapy or when combined with dopamine agonist. Complete and partial responders on combination regimens will also be studied 1° Exploratory Endpoint (D from baseline IGF-1)

CRN00808: Established clinical development strategy based on other approved products DRUG (TRIAL) COMPARATOR N PRIMARY ENDPOINT placebo 107 50% GH ê@ 4 weeks none 63 IGF normalization @ week 48 Oral octreotide baseline 155 IGF normalization @ month 7 placebo octreotide/lanreotide 50 130 IGF normalization @ month 9 TWA IGF-1 over 9 months octreotide/lanreotide 198 GH +IGF normalization @ week 12 octreotide 358 GH + IGF normalization @ month 12 placebo 112 IGF reduction / normalization @ week 12 Phase I Phase 3 (active controlled) Phase 2 in Peptide Partial Responders (exploratory, N = ~45) Phase 2/3 in Peptide Responders (placebo controlled, N = ~36) Long Term Safety (Open Label) Planned clinical development path outline Summary of acromegaly registration trials

CRN01941 for the treatment of neuroendocrine tumors

SSAs: a growing standard of care in NETs

Neuroendocrine tumors (NETs)

Prevalence: ~171,000 patients (U.S.)[1]

Arise from enteroendocrine cells in the GI tract, lung, more rarely, the pancreas

NETs commonly overexpress sst2 receptors

Somatostatin analogs (SSAs) are a standard of care - NCCN guidelines outline SSAs as first line for a large segment of NETs patients

Use of SSAs has been increasing over the last 5 years

- Historically indicated only for carcinoid syndrome
- Data emerging for positive impact of SSAs on progression free survival
- Somatuline NETs treatment label launch 2015

Somatuline® sales – growth driven by NETs label[2]



U.S. NETs launch
€ 170
€ 188
€ 226
€ 247
€ 288
€ 402
€ 538
€ 703
2010
2011
2012
2013
2014
2015
2016
2017

PET scans of NETs patients



Crinetics Pharmaceuticals

Sources: [1] Desari, JAMA Onc 2017; [2] Ipsen financial reports

22

Goal: Initiate a Phase 1 human proof-of-concept clinical trial in the first half of 2019 with results expected in late 2019 / early 2020 CRN01941: Suppression of GHRH-induced GH in preclinical models Dose CRN01941 (mg/Kg) % GH suppression from vehicle hSST2 EC50 rSST2 EC50 In vivo EC50 CRN00808 0.27 nM 1.1 nM 11 ng/mL CRN01941 0.11 nM 0.38 nM 1 ng/mL Dose CRN01941 at t=0h GHRH (iv) at t=3h Blood draw at t=3h 10m (GH and PK)

CRN02481 for the treatment of hyperinsulinemia

CHI: disease overview and treatment limitations

Indications

- Congenital hyperinsulinism (CHI)
  - Genetic defects (eg. K_{ATP} channel) results in excess insulin secretion and profound hypoglycemia
- Incidence:
  - 1:30,000 to 1:50,000 births (U.S.)
- Post-bariatric surgery hypoglycemia
- Insulinoma
  - Insulin secreting neuroendocrine tumor
  - Ultra-rare

Patient and parent goals

- Avoid pancreatectomy
- Prevent cognitive / developmental problems
- Reduce injections and glucose sticks
- Medical management until HI is resolved
- Live a normal life



Diagnosis
Diazoxide
Responsive
~55-60%
Non-responsive
Octreotide
Responsive
~75%
Pancreatectomy
Partial resection Responsive Focal: Cure
Complete resection Responsive Diffuse: T1D
Incomplete or Unresponsive: Octreotide +Glucose

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CHI hypothesis: an oral, selective-sst5 drug is the optimal strategy for treating all HI patients



Pancreatic Islet Cells
SST5 Agonist
(inhibits insulin secretion)
Octreotide
(inhibits insulin, glucagon, & pituitary GH secretion)
sst5
sst2
sst2
β–cell
INSULIN
α–cell
GLUCAGON
KATP
channel
INSULIN
GLUCAGON
Diazoxide
GLUCOSE
GLUCOSE

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Preclinical results Rescue of hypoglycemia in rats induced by treatment with sulfonylurea glyburide …while maintaining glucagon levels Vehicle 5 mg/Kg CRN02481 sc In an OGTT, CRN02481 suppressed insulin… Vehicle 5 mg/Kg CRN02481 sc CRN02481 dosed 1 mg/Kg ACTH Iv bolus Glucose bolus CRN02481 dosed Glucose bolus

Cushing’s Disease

Cushing's disease overview

Cushing's disease is caused by a benign pituitary adenoma with **excess adrenocorticotropic hormone (ACTH) secretion, resulting in excess cortisol**



CRF
Optic Chiasma
Corticotroph Adenoma
ACTH
Adrenal
Cortisol
Target Tissues (GR)

Standardized Mortality Ratio = 2.4
(95% CI, 1.2-3.9)

Source: Dekkers et al (2007) 1210, 2006-2012

TARGET	EXAMPLES	ISSUES / OPPORTUNITIES
SST5 Agonist	Pasireotide	Limited Efficacy Hyperglycemia
CRF Antagonist	NBI-74788 SPR001	For CAH only
ACTH Antagonist	Crinetics Pharmaceuticals	**Potential best-in-class mechanism** **Potential for CAH & other diseases of ACTH excess**
Cortisol Synthesis Inhibitors	Metyrapone Ketoconazole LCI-699 ATR101	Loss of negative feedback Adrenal insufficiency Hyperandrogenism
Glucocorticoid Receptor Antagonists	Mifepristone	Difficult to dose and monitor Anti-progesterone activity

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A prototype antagonist of ACTH with high potency in vitro observed in preclinical studies K1 = 0.8 nM Kb = 0.4 nM Schild analysis of functional antagonism In vivo POC: acute suppression of ACTH-induced corticosterone in rats Antagonist dosed orally 1 mg/Kg ACTH Iv bolus [antagonist] Competition radio-ligand binding assay 300 nM 100 nM 33 nM 11 nM 3.7 nM 0 nM CRNX Antagonist 10 mg/Kg Vehicle CRNX Antagonist 30 mg/Kg In vivo POC: repeat antagonist dosing (7d) rescues adrenal hypertrophy from chronic ACTH infusion ACTH + CRNX Antagonist 10 mg/Kg/d ACTH + CRNX Antagonist 30 mg/Kg/d ACTH only No ACTH

Financial Overview $174.8 million pro forma cash and cash equivalents based on $68.4 million in cash and cash equivalents as of June 30, 2018 $106.4 million net proceeds from IPO in July 2018 No debt 24,024,231 common shares outstanding as of August 24, 2018 Strong financial position

Appendix

Directors and Advisory Board BOARD OF DIRECTORS Wendell Wierenga, PhD Chairman (Former EVP R&D, Santarus) Scott Struthers, PhD Founder & CEO Mason Freeman, MD Venture Partner, 5AM; Endocrinologist at MGH Steve Kaldor, PhD Former CEO, Quanticel Matt Fust Former CFO, Onyx Jack Nielsen Managing Director, Vivo Capital Weston Nichols, PhD Analyst, Perceptive Advisors SCIENTIFIC ADVISORY BOARD David Clemmons, MD Professor of Medicine at UNC, Chapel Hill Anne Klibanski, MD Chief of Neuroendocrine Unit at MGH & Professor of Medicine at Harvard